UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 9, 2010

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 9, 2010, Global Axcess Corp., a Nevada corporation (the “Company”), announced its results of operations for the third quarter ended September 30, 2010.  A copy of the related press release was intended to be filed as Exhibit 99.1 to the Form 8-K, filed on November 10, 2010.  The exhibit was inadvertently omitted, and is being filed herewith to correct the omission.  Nothing in this Form 8-K/A is intended to alter or amend any information that was contained in the Form 8-K originally filed on November 10, 2010.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press release, dated November 9, 2010, issued by Global Axcess Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

By:	/s/ Michael J. Loiacono
Name:	Michael J. Loiacono
Title:	Chief Financial Officer

Dated:  November 16, 2010